Exhibit T3A-3.2

ARTICLES OF INCORPORATION

OF

CARIBBEAN CABLE HOLDINGS, LTD.

PURSUANT TO THE NEVIS BUSINESS CORPORATION ORDINANCE 1984

AS AMENDED

OFFICE OF THE REGISTRAR OF COMPANIES
FILED
AUG 14 1987
NEVIS

NEVIS BUSINESS CORPORATION ORDINANCE 1984

ARTICLES OF INCORPORATION

For the purpose of forming a corporation pursuant to the Nevis Business Corporation Ordinance 1984, the undersigned does hereby make, subscribe, acknowledge and file in the office of the Registrar of Companies this instrument for this purpose, as follows:

1. The name of the corporation shall be:

   CARIBBEAN CABLE HOLDINGS, LTD.

2. The registered address of the corporation shall be P.O. Box 441, Charlestown, Nevis. The corporation's registered agent at this address shall be Corporate Services Company Limited.

3. The aggregate number of shares that the corporation is authorized to issue is Five Hundred Thousand (500,000) registered shares with a par value of ten U.S. cents (.10) per share.

4. The corporation shall have as its principal purpose the right to engage in any lawful act or activity for which corporations may now or hereafter be organized under the Nevis Business Corporation Ordinance 1984.

5. The corporation shall have every power which a corporation now or hereafter organized under the Nevis Business Corporation Ordinance 1984 may have.

6. The initial Board of Directors shall consist of four persons.

The names and addresses
of the initial directors are

NAME	ADDRESS
Lee Bertman	Suite 301 450 Maple Avenue, East Vienna VA 22180
Janet Bowman	Suite 301 450 Maple Avenue, East Vienna VA 22180
William M. Barnard	Suite 301 450 Maple Avenue, East Vienna VA 22180
John T. Tansey	Suite 301 450 Maple Avenue, East Vienna VA 22180

The name and address of each incorporator
of these Articles is

NAME	ADDRESS
Myrna C. Liburd	P. O. Box 441 Charlestown, Nevis

IN WITNESS WHEREOF, I have executed this instrument on this 14th day of August, 1987.

[signature]

CERTIFICATE OF NOTARY PUBLIC

ISLAND OF NEVIS
TOWN OF CHARLESTOWN

AUGUST 14, 1987

ON THIS DATE BEFORE ME PERSONALLY CAME MYRNA C. LIBURD KNOWN TO ME TO BE THE INDIVIDUAL DESCRIBED IN AND WHO EXECUTED THE FOREGOING ARTICLES OF INCORPORATION OF

CARIBBEAN CABLE HOLDINGS, LTD.

IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4 OF THE NEVIS BUSINESS CORPORATION ORDINANCE 1984 AND SHE DULY ACKNOWLEDGED TO ME THAT THE EXECUTION THEREOF WAS HER ACT AND DEED, AND I DO NOW SET MY HAND AND SEAL IN WITNESS OF THESE ACTS IN ACCORDANCE WITH THE PROVISIONS OF THE SAME SECTION OF THE ORDINANCE.

R. S. Byron

NOTARY PUBLIC

CORPORATE SERVICES COMPANY LIMITED

P.O. BOX 441 CHARLESTOWN, NEVIS

DESIGNATION AND ACCEPTANCE OF REGISTERED AGENT

WHEREAS: Under the provisions of Section 17(1), of the Nevis Business Corporation Ordinance 1984, as amended, corporations formed under that Ordinance are required to designate a Registered Agent, and failure to maintain a Registered Agent shall result in the involuntary dissolution of the corporation under Section 99(1);

WHEREAS: Corporate Services Company Limited is duly licensed by the Island of Nevis Government to act as Registered Agent and meets the requirements of Section 17(1) of the Nevis Business Corporation Ordinance 1984; and

WHEREAS: CARIBBEAN CABLE HOLDINGS, LTD. in order to comply with the provisions of the Ordinance, has designated Corporate Services Company Limited its Registered Agent;

THEREFORE: Corporate Services Company Limited hereby accepts designation as Registered Agent for the above named corporation as of the date set forth below.

for Corporate Services Company Limited

August 14, 1987

ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF CARIBBEAN CABLE HOLDINGS, LTD.

PURSUANT TO THE NEVIS BUSINESS CORPORATION ORDINANCE 1984

We, the undersigned, the Managing Director and Secretary of Caribbean Cable Holdings, Ltd., a corporation established pursuant to the laws of the Island of Nevis, for the purpose of amending the Articles of Incorporation of said corporation, do hereby certify:

1. The corporation was formed under the name Caribbean Cable Holdings, Ltd.

2. The Articles of Incorporation were filed with the Registrar of Companies on the 14th day of August, 1987.

3. Section 1. of the Articles of Incorporation is hereby amended as follows: the name of the corporation is changed to "Caribbean Cable Television Holdings, Ltd."

4. This amendment of the Articles of Incorporation was authorized by written consent of all shareholders entitled to vote thereon.

IN WITNESS WHEREOF, the undersigned have executed these Articles of Amendment this 24th day of September, 1987.

OFFICE OF THE REGISTRAR OF COMPANIES
FILED
SEP 28 1987
NEVIS

Lee A. Bertman
Lee A. Bertman
Managing Director

Suzanne B. Etzold
Suzanne B. Etzold
Secretary

COMMONWEALTH OF VIRGINIA

ss:

COUNTY OF FAIRFAX

On this 24th day of September, 1987, before me personally came Lee A. Bertman and Suzanne B. Etzold, known to me to be the individuals described in and who executed the foregoing instrument, and they severally duly acknowledged to me that the execution thereof was their act and deed.

Diane C. Kurtz
Notary Public

DIANE C. KURTZ
NOTARY PUBLIC
Commonwealth of Virginia
My Commission Expires July 10, 1990

Commonwealth of Virginia

To all to Whom these Presents Shall Come—Greeting:

Know ye That our Governor, by virtue of the authority vested in him by law, has appointed and does hereby commission

DIANE C. KURTZ

a Notary Public for the Commonwealth at Large,

subject to qualification in accordance with Law in the Circuit Court of County of Fairfax, to serve a term of four years, commencing the 11th day of July, one thousand nine hundred and eighty-six.

Given under my hand and under the Lesser Seal of the Commonwealth, at Richmond, this 11th day of July, in the year of our Lord one thousand nine hundred and eighty-six and in the two hundred eleventh year of the Commonwealth.

GOVERNOR

By the Governor

SECRETARY OF THE COMMONWEALTH

This Commission Expires: July 10, 1990

ISLAND OF NEVIS

OFFICE OF THE REGISTRAR OF COMPANIES

ENDORSEMENT CERTIFICATE

IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4 (6) OF THE NEVIS BUSINESS CORPORATION ORDINANCE 1984, AS AMENDED

I CERTIFY that I have endorsed "FILED" upon the Original

Articles of Amendment

of

CARIBBEAN CABLE HOLDINGS, LTD.

on

September 28, 1987

being the date of a receipt evidencing payment of all appropriate fees, and the said instrument shall be effective on

September 28, 1987

I FURTHER CERTIFY that an exact signed and acknowledged Duplicate of said

Articles of Amendment

has been filed in this office.

Given under my Hand & Seal this 28th day of Sept. 1987

Registrar of Companies

OFFICE OF THE REGISTRAR OF COMPANIES FILED JUL 21 1988

ISLAND OF NEVIS

OFFICE OF THE REGISTRAR OF COMPANIES

ENDORSEMENT CERTIFICATE

IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4(6) OF THE NEVIS BUSINESS CORPORATION ORDINANCE 1984, AS AMENDED

I CERTIFY that I have endorsed **"FILED"** upon the Original

Articles of Amendment

of

CARIBBEAN CABLE HOLDINGS, LTD.

on

September 28, 1987

being the date of a receipt evidencing payment of all appropriate fees, and the said instrument shall be effective on

September 28, 1987

I FURTHER CERTIFY that an exact signed and acknowledged Duplicate of said

Articles of Amendment

has been filed in this office.

Given under my Hand & Seal
this 28th day of Sept. 1987

Registrar of Companies

ISLAND OF NEVIS

OFFICE OF THE REGISTRAR OF COMPANIES

CERTIFIED COPY

THIS IS TO CERTIFY that the attached document is a true and correct copy of

Articles of Amendment

CARIBBEAN CABLE TELEVISION HOLDINGS, LTD.

THIS IS TO CERTIFY FURTHER that the said document was filed in this office on

September 28, 1987

Given under my Hand & Seal at Charlestown
This 21th day of July 19 88 .

Registrar of Companies

ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF CARIBBEAN CABLE HOLDINGS, LTD.

PURSUANT TO THE NEVIS BUSINESS CORPORATION ORDINANCE 1984

We, the undersigned, the Managing Director and Secretary of Caribbean Cable Holdings, Ltd., a corporation established pursuant to the laws of the Island of Nevis, for the purpose of amending the Articles of Incorporation of said corporation, do hereby certify:

1. The corporation was formed under the name Caribbean Cable Holdings, Ltd.

2. The Articles of Incorporation were filed with the Registrar of Companies on the 14th day of August, 1987.

3. Section 1. of the Articles of Incorporation is hereby amended as follows: the name of the corporation is changed to "Caribbean Cable Television Holdings, Ltd."

4. This amendment of the Articles of Incorporation was authorized by written consent of all shareholders entitled to vote thereon.

IN WITNESS WHEREOF, the undersigned have executed these Articles of Amendment this 24th day of September, 1987.

OFFICE OF THE REGISTRAR OF COMPANIES NEVIS
FILED
SEP 28 1987

[signature]
Lee A. Bertman
Managing Director

[signature]
Suzanne B. Etzold
Secretary

COMMONWEALTH OF VIRGINIA
ss:
COUNTY OF FAIRFAX

On this 24th day of September, 1987, before me personally came Lee A. Bertman and Suzanne B. Etzold, known to me to be the individuals described in and who executed the foregoing instrument, and they severally duly acknowledged to me that the execution thereof was their act and deed.

[signature]
Notary Public

DIANE C. KURTZ
NOTARY PUBLIC
Commonwealth of Virginia
My Commission Expires July 10, 1990

A N G U I L L A

COMPANIES ORDINANCE, 1994

CERTIFICATE OF REGISTRATION

I HEREBY CERTIFY that the relevant documents having been filed

CARIBBEAN CABLE TELEVISION HOLDINGS LIMITED

has this day been registered under section 176 of the Companies Ordinance, 1994.

Dated this 3rd day of January, 1996.

NO: 03/96

REGISTRAR OF COMPANIES